SPAC and New Issue ETF

SPCX

(a series of the Collaborative Investment Series Trust)

Supplement dated December 29, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated June 12, 2021.

Effective December 29, 2021, shares of the Fund are listed for trading on the Nasdaq Stock Market, LLC. All references to the NYSE Arca, Inc. in the Prospectus and SAI are replaced in their entirety with the Nasdaq Stock Market, LLC.

You should read this Supplement in conjunction with the Prospectus and SAI dated June 12, 2021 for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 904-0406.